Exhibit 99.2 Building a Leading ENT / Allergy Specialty Company Corporate Presentation May 7, 2020

Forward-Looking Statements This presentation and our accompanying remarks contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: impact of, our plans regarding and the uncertainties caused by, the COVID-19 pandemic; potential for continued XHANCE growth, potential growth drivers and market opportunity; prescription, refill, prescribing frequency and market share trends; potential effects of INS market seasonality on XHANCE prescriptions; plans to reduce operating expenses and projected Company GAAP operating expenses and stock-based compensation for 2020; expectation that XHANCE net revenue per prescription will improve substantially for the remainder of 2020; the Company's plans to seek approval for a follow-on indication for XHANCE for the treatment of chronic sinusitis and the potential benefits of such indication; the expectation of top line results from both chronic sinusitis trials in second half 2021; corporate guidance; and other statements regarding the Company’s future operations, financial performance, prospects, intentions, objectives and other future events. Forward-looking statements are based upon management’s current expectations and assumptions and are subject to a number of risks, uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated by such forward-looking statements including, among others: the extent and duration of the impact of the COVID-19 pandemic on the Company’s business, results of operations and financial condition; physician and patient acceptance of XHANCE; the Company’s ability to maintain adequate third party reimbursement for XHANCE (market access); the Company’s ability to grow XHANCE prescriptions, net revenues, and market share; market opportunities for XHANCE may be smaller than expected; uncertainties and delays relating to the initiation, enrollment, completion and results of clinical trials; unexpected costs and expenses; the Company’s ability to satisfy the conditions for additional draws under the Pharmakon note purchase agreement and its ability to comply with the covenants and other terms of the agreement; risks and uncertainties relating to intellectual property; and the risks, uncertainties and other factors discussed in the “Risk Factors” section and elsewhere in our most recent Form 10-K and Form 10-Q filings with the Securities and Exchange Commission – which are available at http://www.sec.gov. As a result, you are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date of this presentation, and we undertake no obligation to update such forward-looking statements, whether as a result of new information, future developments or otherwise. 2

Key Takeaways and Q1 2020 Highlights Adapted Business to the COVID-19 Environment Taking Action to Preserve Strength of Balance Sheet Revising Financial Guidance for Full Year 2020 Commercial Strategy Driving Strong XHANCE Growth Substantial Growth Opportunity Remains for XHANCE +149% $149M Up to XHANCE TRx Cash and equivalents Growth Q1 2020 / as of March 31, 2020 +78% Q1 2019 $126 $40M XHANCE Net XHANCE Net Incremental cash Revenue Growth Revenue per TRx available from Q1 2020/Q1 2019 in Q1 2020 Pharmakon through early 2021 3

COVID-19 Pandemic Response

Overview of COVID-19 Effects on our Business Commercial . Initiated a virtual sales model starting in mid-March and deployed new systems supporting ‘virtualization’ of most commercial efforts . Launched the XHANCE ASSIST program to facilitate product adoption during crisis by physicians and patients suddenly facing a need for more ‘virtual’ care, delays in elective surgical procedures, and reluctance to visit pharmacies - ASSIST offers three months of XHANCE at $0 out-of-pocket cost with home delivery to new commercially insured patients who start treatment by the end of May Chronic Sinusitis Trials . Temporary pauses in recruitment of new patients at global sites due to COVID-19 . For already enrolled subjects, procedures to facilitate ongoing treatment and capture of data during the period of in-person care restrictions have been implemented Operating Expenses . Taking actions to reduce FY 2020 Operating Expenses by ~$17 million while maintaining the ability to execute our growth strategy for XHANCE 5

XHANCE Resilience Prescriptions of XHANCE increased 8% from the 6-weeks ended March 13, 2020 to the 6-weeks ended April 24, 2020 XHANCE TRx (in thousands) 40 +8% . During initial crisis period (6-weeks ending April 24), sales representatives were 30 28.0 required to ‘shelter at home’ and adopt 25.9 ‘virtual’ activity, many target physician offices restricted access, patient flow 20 through ENT and Allergy physician offices was substantially reduced, and most elective surgery was constrained 10 . XHANCE prescription volume grew, showing initial resilience during this period . XHANCE treats a chronic disease, and refill 0 6-Weeks Ended 6-Weeks Ended activity buoyed overall performance March 13, 2020 April 24, 2020 TRx for Intranasal Steroids Market decreased 2% from the 6-weeks ended March 13th to the 6-weeks ended April 24th 6 Estimated based on weekly prescription data from public source and XHANCE preferred pharmacy network.

XHANCE Launch Update

Q1 2020 XHANCE New and Refill Prescriptions New prescriptions of XHANCE increased Refill prescriptions of XHANCE increased 75% in Q1 2020 compared to Q1 2019 246% in Q1 2020 compared to Q1 2019 XHANCE NRx (in thousands) XHANCE Refills (in thousands) 40 +246% 30 +75% 33.7 22.3 30 20 20 12.7 10 9.8 10 0 - Q1 '19 Q1 '20 Q1 '19 Q1 '20 8 Estimated based on monthly prescription data from public source and XHANCE preferred pharmacy network.

XHANCE Prescription Trends Prescriptions of XHANCE increased 149% in Q1 2020 compared to Q1 2019 XHANCE Prescriptions (in thousands) 70 +149% 56.1 60 54.3 50 43.0 40 33.9 33.0 33.7 30 25.2 22.5 18.4 20 9.8 22.3 10 17.8 21.2 12.7 15.6 0 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 New Prescriptions Refills TRx for Intranasal Steroids Market increased 6% from Q1 2019 to Q1 2020. 9 Estimated based on monthly prescription data from public source and XHANCE preferred pharmacy network.

XHANCE Share of INS Prescriptions Within the Target Physician Audience is Growing and the Remaining Opportunity is Large Market share within the XHANCE target physician audience of 3.8% in Q1 2020 an increase of 2.5 times compared to Q1 2019 share of 1.5% XHANCE Share of INS TRx Within Target Physician Audience 5.0% 4.0% 3.8% 3.5% 3.0% 3.0% 2.2% 2.0% 1.5% 1.0% 0.0% Q1 ‘19 Q2 ‘19 Q3 ‘19 Q4 ‘19 Q1 ‘20 The Market on this slide is defined as the sum of all intranasal steroid prescriptions written by physicians in the XHANCE target physician audience of approximately 10,000 physicians. Estimated based on monthly prescription data from public source and XHANCE preferred pharmacy network. 10

Number of XHANCE Prescribers by Prescribing Frequency Physicians who had more than 15 XHANCE prescriptions filled by their patients in a quarter increased by 211% from Q1 2019 to Q1 2020 (895 versus 288) XHANCE Prescribers 7,000 6,345 5,859 6,000 895 5,075 828 5,000 3, 706 4,442 665 1,506 1,599 4,000 288 523 1,379 1,139 3,000 942 2,000 3,944 3,432 3,031 2,476 2,780 1,000 - Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 <5 TRx per Quarter 5 to 15 TRx per Quarter >15 TRx per Quarter 11 Estimated based on monthly prescription data from public source and XHANCE preferred pharmacy network.

Q4 2019 Financial Update

Financial Review – First Quarter 2020 Q1 2020 XHANCE Net Revenue Increased 78% Compared to Q1 2019 ($M ) XHANCE Net Revenue +78% XHANCE Average Net Revenue per TRx $7.1 . XHANCE average net revenue of $126 per TRx in Q1 2020 $4.0 • Expectation was $120 – $140 for Q1 2020 Q1 '19 Q1 '20 13

Corporate Guidance Update . XHANCE Net Revenue and Average Net Revenue per TRx . Withdrawing FY 2020 revenue guidance given uncertainties related to the COVID-19 pandemic . XHANCE Average Net Revenue per Prescription expected to improve substantially for the remainder of 2020 . Operating Expense (GAAP) expected to be between $131 – $136 million . Approximately $11 million of which represents stock-based compensation . Prior guidance range of $148 – $153 million, $12 million of which was stock- based compensation . Chronic Sinusitis Clinical Trials . Expect top-line results from both trials evaluating XHANCE as a potential treatment for Chronic Sinusitis in the second half of 2021 14

Closing Remarks

Key Takeaways and Q1 2020 Highlights Adapted Business to the COVID-19 Environment Taking Action to Preserve Strength of Balance Sheet Revising Financial Guidance for Full Year 2020 Commercial Strategy Driving Strong XHANCE Growth Substantial Growth Opportunity Remains for XHANCE +149% $149M Up to XHANCE TRx Cash and equivalents Growth Q1 2020 / as of March 31, 2020 +78% Q1 2019 $126 $40M XHANCE Net XHANCE Net Incremental cash Revenue Growth Revenue per TRx available from Q1 2020/Q1 2019 in Q1 2020 Pharmakon through early 2021 16

Investor Relations – NASDAQ: OPTN At 31 March 2020: Analyst Coverage 1 – $149 million in cash – Long-term debt: $110 million BMO: Gary Nachman – 45.9 million common shares o/s – 11.1 million options & warrants o/s Cantor Fitzgerald: Brandon Folkes Cowen: Ken Cacciatore Optinose Investor Contact Jefferies: David Steinberg Jonathan Neely, VP, Investor Relations and Business Operations 267-521-0531 Piper Sandler: David Amsellem RBC: Randall Stanicky investors@optinose.com www.optinose.com @optinose 1 - Optinose is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Optinose or its management. Optinose does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations. 17

Building a Leading ENT / Allergy Specialty Company Corporate Presentation May 7, 2020